SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  May 17, 2001 (May 16, 2001)
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                          THE WARNACO GROUP, INC.
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             (Exact Name of Registrant as Specified in Charter)


  Delaware                            1-10857                 95-4032739
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(State or Other Jurisdiction       (Commission             (IRS Employer
 of Incorporation)                 File Number)            Identification No.)


90 Park Avenue, New York, New York                               10016
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 (Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code      (212) 661-1300
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                                    N/A
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       (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events.

         On May 16, 2001, The Warnaco Group, Inc. (the "Company") issued a press release announcing that it had received a waiver of certain financial covenants from its lenders through June 15, 2001. To avoid a possible default after expiration of the waiver, the Company would require a further waiver or amendment to the covenants. The Company is currently exploring all of its alternatives which, as previously reported, include, among other things, the refinancing or restructuring of its existing debt and asset sales. There can be no assurance that the Company will be able to refinance or restructure its debt or engage in asset sales.

         The press release and the Letter Waiver are filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K, and are incorporated by reference in this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

      (c)         Exhibits.

         99.1     Press Release, dated May 16, 2001.

         99.2 Letter Waiver, dated May 16, 2001, by and among The Warnaco Group, Inc. and certain of its subsidiaries, The Bank Of Nova Scotia, Citicorp USA, Inc., Morgan Guaranty Trust Company Of New York, Societe Generale, Commerzbank Ag, New York & Grand Cayman Branches, Scotiabank Europe PLC, Suntrust Bank, Hua Nan Commercial Bank, Ltd., Los Angeles Branch, The Bank of New York, General Electric Capital Corporation, Bank Of America, N.A., Fleet National Bank, Merita Bank PLC, The Dai-Ichi Kangyo Bank, Limited, First Union National Bank, Scotia Capital (USA) Inc., Bank Leumi USA and The Bank Of Nova Scotia, Hong Kong Branch.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                THE WARNACO GROUP, INC.


Dated:  May 17, 2001                     By:    /s/ Stanley P. Silverstein
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                                               Name:   Stanley P. Silverstein
                                               Title:  Vice President, General
                                                       Counsel and Secretary



                               EXHIBIT INDEX


Exhibit No.       Description

99.1              Press Release, dated May 16, 2001.

99.2 Letter Waiver, dated May 16, 2001, by and among The Warnaco Group, Inc. and certain of its subsidiaries, The Bank Of Nova Scotia, Citicorp USA, Inc., Morgan Guaranty Trust Company Of New York, Societe Generale, Commerzbank Ag, New York & Grand Cayman Branches, Scotiabank Europe PLC, Suntrust Bank, Hua Nan Commercial Bank, Ltd., Los Angeles Branch, The Bank of New York, General Electric Capital Corporation, Bank Of America, N.A., Fleet National Bank, Merita Bank PLC, The Dai-Ichi Kangyo Bank, Limited, First Union National Bank, Scotia Capital (USA) Inc., Bank Leumi USA and The Bank Of Nova Scotia, Hong Kong Branch.